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                              RAINFOREST CAFE, INC.
                             720 SOUTH FIFTH STREET
                            HOPKINS, MINNESOTA 55343


                                                                  March 31, 2000


Dear Fellow Shareholder:

We have previously sent to you proxy material for the Special Meeting of Shareholders of Rainforest Cafe, Inc. to be held on April 18, 2000. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED MERGER WITH LANDRY'S SEAFOOD RESTAURANTS, INC.

Since approval of the merger requires an affirmative vote of a majority of the outstanding shares, YOUR VOTE IS IMPORTANT, no matter how many or how few shares you may own. Whether or not you have already done so, PLEASE VOTE TODAY BY TELEPHONE, VIA THE INTERNET, OR BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD.

Very truly yours,



Kenneth W. Brimmer
President and Director








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                                 IMPORTANT NOTE:

         REMEMBER, YOU CAN NOW VOTE BY TELEPHONE OR VIA THE INTERNET -- Simply follow the easy instructions on the enclosed proxy or voting form.

     If you have any questions, or need assistance in the last-minute voting of your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, at 1-888-750-5834.
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                              RAINFOREST CAFE, INC.
                             720 SOUTH FIFTH STREET
                            HOPKINS, MINNESOTA 55343


                                                                  March 31, 2000


Dear Fellow Shareholder:

We have previously sent to you proxy material for the Special Meeting of Shareholders of Rainforest Cafe, Inc. to be held on April 18, 2000. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED MERGER WITH LANDRY'S SEAFOOD RESTAURANTS, INC.

Since approval of the merger requires an affirmative vote of a majority of the outstanding shares, YOUR VOTE IS IMPORTANT, no matter how many or how few shares you may own. Whether or not you have already done so, please sign, date and return the enclosed proxy card today in the envelope provided.

Very truly yours,



Kenneth W. Brimmer
President and Director





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             If you have any questions, or need assistance in voting
                  your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, at 1-888-750-5834.

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